Exhibit (j)(i)

                               CONSENT OF COUNSEL


        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 48 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.


                                                            /s/ Ropes & Gray LLP

                                                            Ropes & Gray LLP




Washington, D.C.
                                                                     May 7, 2003


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